EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 26, 1999 in Amendment No. 1 to the Registration Statement (Form SB-2) and the related Prospectus of Equidyne Corporation for the registration of 4,202,919 shares of common stock and 845,000 of its common stock purchase warrants.


                                             /s/Ernst & Young LLP


         Manchester, New Hampshire
         January 26, 2000


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